UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21921

                        Oppenheimer Transition 2015 Fund
                        --------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: February 28
                                               -----------
                      Date of reporting period: 02/29/2008
                                                ----------


ITEM 1.  REPORTS TO STOCKHOLDERS.

   FEBRUARY 29, 2008

--------------------------------------------------------------------------------

      Oppenheimer                                                  Management
      Transition 2015                                             Commentaries
      Fund                                                             and
                                                                  Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT

            Fund Performance Discussion

            Listing of Investments

            Financial Statements
                                                         [OPPENHEIMERFUNDS LOGO]

TOP HOLDINGS AND ALLOCATIONS
-------------------------------------------------------------------

ASSET CLASS ALLOCATION

[PIE CHART]

U.S. Equity Funds                   61.7%
Fixed Income Fund                   15.5
Global Equity Funds                 14.6
Alternative Investment Fund          6.6
Money Market Fund                    1.6

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2008, and are based on the total market value of investments in affiliated companies.

                      6 | OPPENHEIMER TRANSITION 2015 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

     HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED FEBRUARY 29, 2008, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. In an especially volatile period for the financial markets, Oppenheimer Transition 2015 Fund's Class A shares (without sales charge) returned -2.12% for the twelve months ended February 29, 2008 and outperformed its equity benchmark, the S&P 500 Index, which returned -3.60% during the same time span.

          The equity and fixed income markets were quite volatile during the reporting period. As mentioned above, the U.S. equity market, as represented by the S&P 500 Index, returned -3.60%. The strongest-performing group in the S&P 500 Index was the energy sector, which benefited in part from continued-high oil prices. International equities, as represented by the MSCI World Index ex-U.S., did much better than the U.S. equity market, and gained 2.70% during the same time frame, with the materials sector performing particularly well. The U.S. fixed-income market, as measured by the Lehman Brothers Aggregate Bond Index, also performed much better than U.S. equities for the reporting period, with a return of 7.30%.

          The big story of the period was the summer's credit crunch. It began with sub-prime mortgages--high-interest loans made to homebuyers with very weak credit. As mortgage defaults and delinquencies rose, the housing market deteriorated, leading lenders to dramatically tighten their lending requirements. As credit became more difficult to come by, a number of financial institutions experienced significant losses. The troubles soon spread to all but the very safest pockets of the financial markets. Equities around the world fell sharply in July and in the first half of August, before rebounding in the second half of August. The rally was short-lived, however, as the U.S. equity market continued to fall amidst recession fears, high oil prices and continuing credit difficulties. The financial sector was among the hardest hit, as investors worried that new credit problems could surface and weigh even further on companies' earnings.

          Bonds were hardly immune from the market turmoil. Corporate bonds and other debt perceived as riskier saw their credit spreads--the amount of additional income an investor receives in exchange for taking on credit risk--widen from historically narrow levels. The riskier the bond, the more likely it was to underperform during the period's final months. In a "flight to quality," investors flocked to the safest parts of the bond market. U.S. Treasury bond yields, which had been rising earlier in the period, fell sharply beginning in June, while the bonds' prices rose accordingly (bond prices and yields move in opposite directions). Against this backdrop, the Federal Reserve Bank (the "Fed") moved aggressively to stop the spreading credit crunch from sinking the economy by cutting its target for the federal funds rate over its last several meetings. As of the

                      7 | OPPENHEIMER TRANSITION 2015 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

     reporting period's end on February 29, 2008, the most recent change the Federal Open Market Committee (FOMC) had made to the fed funds rate was a 50 basis point cut from 3.5% to 3.0% on January 30, 2008. This followed the unusually large 75 basis point cut made during a special January 22, 2008 meeting in response to the stock market volatility and U.S. recession fears. Subsequently, the Fed cut the fed funds rate again on March 18, 2008 to 2.25%, after cutting the federal discount rate a quarter point a few days prior in an unusual weekend session.

          The Fund's relative outperformance as compared to the S&P 500 Index can be attributed to the stellar performance in the commodities asset class, which resumed its bull run in 2007 and continued into 2008. The basic underpinnings of the reporting period's commodities returns included rising production costs, strong demand from developing economies, currency debasement, and investment capital flows. Our approximate 7% allocation to Oppenheimer Commodity Strategy Total Return Fund's Class Y shares was the best performing underlying fund, with a return of 41.27%. Our approximate 10% position in Oppenheimer International Growth Fund also served us well. The Class Y shares returned 3.01% and easily outpaced its benchmark the MSCI EAFE index, which returned 0.84%. Also contributing to performance was Oppenheimer Capital Appreciation Fund. Here the Class Y shares returned 0.48% as compared to the Russell 1000 Growth R Index's return of 0.40%. Similarly, our primary fixed income fund, Oppenheimer Core Bond Fund's Class Y shares, which returned 0.58%, contributed positively to overall Fund performance, but underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which gained 7.30%. While the performance in the fixed income sector falls short of our expectations, we are encouraged by the fact that the bulk of the underlying fund's difficulties occurred over a relatively short, concentrated time frame at year-end and in the first two months of the year. We view this recent period of difficulty for Oppenheimer Core Bond Fund as short term.

          Unfortunately, both our exposure in many of the domestic equity funds and in one international equity fund hurt the Fund's performance. Oppenheimer Value Fund's Class Y shares and Oppenheimer MidCap Fund's Class Y shares were also detractors. While Oppenheimer Value Fund performed well relative to its benchmark, its absolute return was -5.13% and we held approximately a 19% position in Oppenheimer Value Fund at period end. The other relative underperformer on the stock side of the portfolio was our approximate 9.5% allocation to Oppenheimer MidCap Fund, which lagged largely on disappointing security selection. On the international equity side, Oppenheimer Quest International Value Fund's Class A shares had a negative return, also due to disappointing stock selection and detracted from Fund performance. The Fund's exposure to Oppenheimer Quest International Value Fund was under 5% at period end.

                      8 | OPPENHEIMER TRANSITION 2015 FUND

          We made no material changes to the underlying mutual funds in Oppenheimer Transition 2015 Fund. Despite significant market volatility during the period, all of our portfolio allocations remained close to our target allocations as of the end of February, 2008. These targets include approximately 80% of the portfolio in Oppenheimer equity funds--65% in U.S. equity funds and 15% invested internationally (via Oppenheimer International Growth Fund and Oppenheimer Quest International Value Fund, Inc.)--and 15% allocated to fixed-income (via Oppenheimer Core Bond
     Fund). The remaining 5% is targeted toward Oppenheimer Commodity Strategy Total Return Fund, which invests in commodity-oriented securities and provides an additional level of diversification that we believe is extremely valuable for shareholders.

          We plan to make modest changes in the coming months to bring the Fund further along its "glide path." These changes will most likely entail reducing the Fund's equity allocation and modestly increasing its fixed-income weighting. As we near and eventually move past the Fund's 2015 target date, the portfolio is designed to become gradually more conservative while still maintaining a healthy exposure to equities to continue generating sufficient capital appreciation for today's ever-longer retirements.

          We do not plan any other immediate changes to the portfolio, although we'll continue to monitor it to ensure that Oppenheimer Transition 2015 Fund's allocations remain sufficiently close to our targets. We will not hesitate to step in, of course, if the portfolio begins to diverge too greatly from those targets. However, as we mentioned, the portfolio's actual allocations at period end were very close to our intended levels, and we do not expect that rebalancing will be necessary for the foreseeable future.

          As we saw during the period, the market can fluctuate greatly over the short term. We believe that the broad diversification offered by Oppenheimer Transition 2015 Fund and the other Oppenheimer LifeCycle Funds is an important tool to help investors manage market volatility and get closer to their long-term retirement goals.

     COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until February 29, 2008. Performance is measured from the inception of Classes A, B, C, N and Y on December 15, 2006. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

                      9 | OPPENHEIMER TRANSITION 2015 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

          The Fund's performance is compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities. The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. corporate, government and mortgage-backed securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                       10 | OPPENHEIMER TRANSITION 2015 FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

                OPPENHEIMER TRANSITION                        LEHMAN BROTHERS
                 2015 FUND (CLASS A)     S & P 500 INDEX   AGGREGATE BOND INDEX
12/15/2006               9,425                10,000               10,000
02/28/2007               9,595                10,093               10,091
05/31/2007              10,386                11,029               10,069
08/31/2007              10,132                10,667               10,247
11/30/2007              10,236                10,772               10,605
02/29/2008               9,391                 9,729               10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 02/29/08

1 Year           Since Inception (12/15/06)
------           --------------------------
-7.75%                     -5.08%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

                       11 | OPPENHEIMER TRANSITION 2015 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

                OPPENHEIMER TRANSITION                        LEHMAN BROTHERS
                 2015 FUND (CLASS B)     S & P 500 INDEX   AGGREGATE BOND INDEX
12/15/2006              10,000                 10,000             10,000
02/28/2007              10,170                 10,093             10,091
05/31/2007              10,990                 11,029             10,069
08/31/2007              10,690                 10,667             10,247
11/30/2007              10,770                 10,772             10,605
02/29/2008               9,487                  9,729             10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 02/29/08

1 Year            Since Inception (12/15/06)
------            --------------------------
-7.67%                      -4.28%

                      12 | OPPENHEIMER TRANSITION 2015 FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

                OPPENHEIMER TRANSITION                        LEHMAN BROTHERS
                 2015 FUND (CLASS C)     S & P 500 INDEX   AGGREGATE BOND INDEX
12/15/2006              10,000                10,000              10,000
02/28/2007              10,170                10,093              10,091
05/31/2007              10,990                11,029              10,069
08/31/2007              10,700                10,667              10,247
11/30/2007              10,780                10,772              10,605
02/29/2008               9,877                 9,729              10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 02/29/08

1 Year            Since Inception (12/15/06)
------            --------------------------
-3.83%                      -1.02%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

                      13 | OPPENHEIMER TRANSITION 2015 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

               OPPENHEIMER TRANSITION                       LEHMAN BROTHERS
                2015 FUND (CLASS N)     S & P 500 INDEX   AGGREGATE BOND INDEX
12/15/2006             10,000                10,000              10,000
02/28/2007             10,180                10,093              10,091
05/31/2007             11,010                11,029              10,069
08/31/2007             10,730                10,667              10,247
11/30/2007             10,830                10,772              10,605
02/29/2008              9,827                9,729               10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 02/29/08

1 Year            Since Inception (12/15/06)
------            --------------------------
-3.47%                      -1.44%

                      14 | OPPENHEIMER TRANSITION 2015 FUND

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[AVERAGE ANNUAL TOTAL RETURN LINE CHART]

               OPPENHEIMER TRANSITION                       LEHMAN BROTHERS
                2015 FUND (CLASS Y)     S & P 500 INDEX   AGGREGATE BOND INDEX
12/15/2006             10,000                10,000              10,000
02/28/2007             10,190                10,093              10,091
05/31/2007             11,040                11,029              10,069
08/31/2007             10,780                10,667              10,247
11/30/2007             10,880                10,772              10,605
02/29/2008              9,984                 9,729              10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 02/29/08

1 Year            Since Inception (12/15/06)
------            --------------------------
-2.02%                      -0.13%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

                       15 | OPPENHEIMER TRANSITION 2015 FUND

NOTES
--------------------------------------------------------------------------------

     Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

     The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

     CLASS A shares of the Fund were first publicly offered on 12/15/06. Class A returns include the current maximum initial sales charge of 5.75%.

     CLASS B shares of the Fund were first publicly offered on 12/15/06. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

     CLASS C shares of the Fund were first publicly offered on 12/15/06. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

     CLASS N shares of the Fund were first publicly offered on 12/15/06. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

     CLASS Y shares of the Fund were first publicly offered on 12/15/06. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

     An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      16 | OPPENHEIMER TRANSITION 2015 FUND

FUND EXPENSES
--------------------------------------------------------------------------------

     FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs:
     (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applic-able); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2008.

     ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the

                      17 | OPPENHEIMER TRANSITION 2015 FUND

FUND EXPENSES Continued
--------------------------------------------------------------------------------

     "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING           ENDING              EXPENSES
                              ACCOUNT             ACCOUNT             PAID DURING
                              VALUE               VALUE               6 MONTHS ENDED
ACTUAL                        SEPTEMBER 1, 2007   FEBRUARY 29, 2008   FEBRUARY 29, 2008
------------------------------------------------------------------------------------------
Class A                         $  1,000.00           $  926.90           $  4.13
------------------------------------------------------------------------------------------
Class B                            1,000.00              923.60              7.78
------------------------------------------------------------------------------------------
Class C                            1,000.00              923.10              7.15
------------------------------------------------------------------------------------------
Class N                            1,000.00              924.90              5.33
------------------------------------------------------------------------------------------
Class Y                            1,000.00              926.10              3.31

HYPOTHETICAL
(5% return before expenses)
------------------------------------------------------------------------------------------
Class A                            1,000.00            1,020.59              4.33
------------------------------------------------------------------------------------------
Class B                            1,000.00            1,016.81              8.16
------------------------------------------------------------------------------------------
Class C                            1,000.00            1,017.45              7.50
------------------------------------------------------------------------------------------
Class N                            1,000.00            1,019.34              5.59
------------------------------------------------------------------------------------------
Class Y                            1,000.00            1,021.43              3.47

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2008 are as follows:

CLASS        EXPENSE RATIOS
----------------------------
Class A           0.86%
----------------------------
Class B           1.62
----------------------------
Class C           1.49
----------------------------
Class N           1.11
----------------------------
Class Y           0.69

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

                      18 | OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS February 29, 2008
--------------------------------------------------------------------------------

                                                                                 SHARES              VALUE
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--101.7% 1
-------------------------------------------------------------------------------------------------------------

ALTERNATIVE INVESTMENT FUND--6.7%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y                         101,327        $   839,998
-------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND--15.8%
Oppenheimer Core Bond Fund, Cl. Y                                               200,942          1,971,243
-------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS--14.8%
Oppenheimer International Growth Fund, Cl. Y                                     44,433          1,271,669
-------------------------------------------------------------------------------------------------------------
Oppenheimer Quest International Value Fund, Inc., Cl. A                          31,028            576,181
                                                                                              ---------------
                                                                                                 1,847,850
-------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND--1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 3.99% 2                     202,998            202,998
-------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS--62.8%
Oppenheimer Capital Appreciation Fund, Cl. Y                                     26,373          1,245,029
-------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund, Cl. Y                                              36,256          1,198,964
-------------------------------------------------------------------------------------------------------------
Oppenheimer MidCap Fund, Cl. Y 3                                                 64,678          1,198,493
-------------------------------------------------------------------------------------------------------------
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y                                  53,970          1,817,685
-------------------------------------------------------------------------------------------------------------
Oppenheimer Value Fund, Cl. Y                                                   101,652          2,381,698
                                                                                              ---------------
                                                                                                 7,841,869

-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $13,841,359)                                    101.7%        12,703,958
-------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                              (1.7)          (216,226)
                                                                               ------------------------------
NET ASSETS                                                                        100.0%       $12,487,732
                                                                               ==============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

                      19 | OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 29, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                             SHARES                                  SHARES
                                                       FEBRUARY 28,       GROSS        GROSS   FEBRUARY 29,
                                                               2007   ADDITIONS   REDUCTIONS           2008
-------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                  4,867      25,022        3,516         26,373
Oppenheimer Commodity Strategy Total
Return Fund, Cl. Y                                           18,004      95,018       11,695        101,327
Oppenheimer Core Bond Fund, Cl. Y                            34,629     193,447       27,134        200,942
Oppenheimer Institutional Money Market
Fund, Cl. E                                                      --   7,649,465    7,446,467        202,998
Oppenheimer International Growth Fund, Cl. Y                  8,381      41,934        5,882         44,433
Oppenheimer Main Street Fund, Cl. Y                           5,720      35,356        4,820         36,256
Oppenheimer MidCap Fund, Cl. Y                               11,787      61,758        8,867         64,678
Oppenheimer Quest International Value Fund,
Inc., Cl. A                                                   5,314      29,864        4,150         31,028
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y               9,265      51,928        7,223         53,970
Oppenheimer Value Fund, Cl. Y                                17,516      97,867       13,731        101,652

                                                                          DIVIDEND    REALIZED
                                                                 VALUE      INCOME        LOSS
------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y              $  1,245,029   $      --   $  10,762
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y        839,998      75,408       3,644
Oppenheimer Core Bond Fund, Cl. Y                            1,971,243      50,164       2,183
Oppenheimer Institutional Money Market Fund, Cl.  E            202,998       2,562          --
Oppenheimer International Growth Fund, Cl. Y                 1,271,669      13,274       9,333
Oppenheimer Main Street Fund, Cl. Y                          1,198,964      15,707      32,117
Oppenheimer MidCap Fund, Cl. Y                               1,198,493          --      10,248
Oppenheimer Quest International Value Fund, Inc., Cl. A        576,181       5,900       9,181
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y              1,817,685          --      37,603
Oppenheimer Value Fund, Cl. Y                                2,381,698      25,088      49,719
                                                          --------------------------------------
                                                          $ 12,703,958   $ 188,103   $ 164,790
                                                          ======================================

2. Rate shown is the 7-day yield as of February 29, 2008.

3. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      20  |  OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2008
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------

Investments, at value--affiliated companies (cost $13,841,359)--
see accompanying statement of investments                                            $ 12,703,958
Cash                                                                                       16,210
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                         21,351
Dividends                                                                                   8,473
Other                                                                                         999
                                                                                     --------------
Total assets                                                                           12,750,991

---------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------

Payables and other liabilities:
Investments purchased                                                                     218,836
Shareholder communications                                                                 18,804
Legal, auditing and other professional fees                                                18,334
Distribution and service plan fees                                                          3,892
Transfer and shareholder servicing agent fees                                               1,207
Shares of beneficial interest redeemed                                                        248
Trustees' compensation                                                                         34
Other                                                                                       1,904
                                                                                     --------------
Total liabilities                                                                         263,259

---------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $ 12,487,732
                                                                                     ==============

---------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                           $      1,290
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                             13,526,173
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                               (15)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                               97,685
---------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                             (1,137,401)
                                                                                     --------------
NET ASSETS                                                                           $ 12,487,732
                                                                                    ===============

                      21  |  OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,533,292
and 776,944 shares of beneficial interest outstanding)                                     $  9.70
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering
price)                                                                                     $ 10.29
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,263,401 and 130,843 shares
of beneficial interest outstanding)                                                        $  9.66
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,993,903 and 206,655 shares
of beneficial interest outstanding)                                                        $  9.65
----------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,509,444 and 155,874 shares
of beneficial interest outstanding)                                                        $  9.68
----------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $187,692 and 19,309 shares of beneficial interest outstanding)                          $  9.72

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      22  |  OPPENHEIMER TRANSITION 2015 FUND

STATEMENT OF OPERATIONS For the Year Ended February 29, 2008
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------

Dividends from affiliated companies                               $   188,103
-------------------------------------------------------------------------------
Interest                                                                  452
                                                                  -------------
Total investment income                                               188,555

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------

Distribution and service plan fees:
Class A                                                                 9,717
Class B                                                                 6,199
Class C                                                                 8,539
Class N                                                                 3,884
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 4,393
Class B                                                                 1,187
Class C                                                                 1,459
Class N                                                                   857
Class Y                                                                    83
-------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                19,486
Class B                                                                 5,709
Class C                                                                 4,244
Class N                                                                 1,436
Class Y                                                                   175
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                            21,768
-------------------------------------------------------------------------------
Registration and filing fees                                            2,042
-------------------------------------------------------------------------------
Insurance expenses                                                        621
-------------------------------------------------------------------------------
Trustees' compensation                                                     83
-------------------------------------------------------------------------------
Custodian fees and expenses                                                36
-------------------------------------------------------------------------------
Other                                                                   4,700
                                                                  -------------
Total expenses                                                         96,618
Less reduction to custodian expenses                                      (27)
Less waivers and reimbursements of expenses                           (21,121)
                                                                  -------------
Net expenses                                                           75,470

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 113,085

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments--affiliated companies                                    (164,790)
Distributions received from affiliated companies                      447,330
                                                                  -------------
Net realized gain                                                     282,540
-------------------------------------------------------------------------------
Net change in unrealized depreciation on investments               (1,146,287)

-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  (750,662)
                                                                  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      23  |  OPPENHEIMER TRANSITION 2015 FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED    PERIOD ENDED
                                                                                 FEBRUARY 29,    FEBRUARY 28,
                                                                                         2008          2007 1
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------

Net investment income                                                            $    113,085    $        597
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                                     282,540              --
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation(depreciation)                                (1,146,287)          8,886
                                                                                 ------------------------------
Net increase(decrease) in net assets resulting from operations                       (750,662)          9,483

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------

Dividends from net investment income:
Class A                                                                              (173,172)             --
Class B                                                                               (20,356)             --
Class C                                                                               (36,066)             --
Class N                                                                               (36,346)             --
Class Y                                                                                (4,264)             --
                                                                                 ------------------------------
                                                                                     (270,204)             --
---------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                             5,908,174       2,066,504
Class B                                                                             1,223,386         140,134
Class C                                                                             2,079,156          95,927
Class N                                                                             1,660,378          18,517
Class Y                                                                               202,939              --
                                                                                 ------------------------------
                                                                                   11,074,033       2,321,082
---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------

Total increase                                                                     10,053,167       2,330,565
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 2,434,565         104,000 2
                                                                                 ------------------------------
End of period (including accumulated net investment income (loss)
of $(15) and $1,042, respectively)                                               $ 12,487,732    $  2,434,565
                                                                                 ==============================

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Reflects the value of the Manager's initial seed money investment on August 21, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      24 | OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED    PERIOD ENDED
                                                                FEBRUARY 29,    FEBRUARY 28,
CLASS A                                                                 2008          2007 1
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------

Net asset value, beginning of period                                $  10.18       $   10.00
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                  .15             .01
Net realized and unrealized gain (loss)                                 (.34)            .17
                                                                    ---------------------------
Total from investment operations                                        (.19)            .18
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.29)             --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.70       $   10.18
                                                                    ===========================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                     (2.12)%          1.80%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                            $  7,533       $   2,177
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                                   $  5,227       $   1,362
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                   1.45%           0.25%
Total expenses 5                                                        1.03%           6.99% 6
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                         0.83%           0.87%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   24%              0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

      Year Ended February 29, 2008     1.66%
      Period Ended February 28, 2007   7.62%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      25 | OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued

                                                                   YEAR ENDED    PERIOD ENDED
                                                                 FEBRUARY 29,    FEBRUARY 28,
CLASS B                                                                  2008          2007 1
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                $   10.17        $  10.00
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                            .10            (.01)
Net realized and unrealized gain (loss)                                  (.38)            .18
                                                                    ----------------------------
Total from investment operations                                         (.28)            .17
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     (.23)             --
------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $    9.66        $  10.17
                                                                    ============================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                      (2.92)%          1.70%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                            $   1,263        $    139
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                   $     623        $     20
------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                             0.95%          (0.57)%
Total expenses 5                                                         2.49%          52.30% 6
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                          1.62%           1.55%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    24%              0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

      Year Ended February 29, 2008      3.12%
      Period Ended February 28, 2007   52.93%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      26 | OPPENHEIMER TRANSITION 2015 FUND

                                                                    YEAR ENDED       PERIOD ENDED
                                                                  FEBRUARY 29,       FEBRUARY 28,
CLASS C                                                                   2008             2007 1
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                 $   10.17            $ 10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                             .17               (.01)
Net realized and unrealized gain (loss)                                   (.44)               .18
                                                                     -------------------------------
Total from investment operations                                          (.27)               .17
----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      (.25)                --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $    9.65            $ 10.17
                                                                     ===============================

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                       (2.88)%             1.70%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                             $   1,994            $    99
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $     862            $    60
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                              1.67%             (0.65)%
Total expenses 5                                                          2.03%             17.07% 6
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                           1.52%              1.62%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     24%                 0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

       Year Ended February 29, 2008                    2.66%
       Period Ended February 28, 2007                 17.70%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       27  |  OPPENHEIMER TRANSITION 2015 FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED      PERIOD ENDED
                                                                                   FEBRUARY  29,       FEBRUARY 28,
CLASS N                                                                                     2008             2007 1
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                   $   10.18            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                                               .20                 -- 3
Net realized and unrealized gain (loss)                                                     (.44)               .18
                                                                                       -------------------------------
Total from investment operations                                                            (.24)               .18
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                        (.26)                --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $    9.68            $ 10.18
                                                                                       ===============================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                                         (2.52)%             1.80%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                                               $   1,510            $    19
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                      $     783            $     5
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                                                       1.95%              0.02%
Total expenses 6                                                                            1.16%             42.59% 7
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                                             1.09%              1.12%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                       24%                 0%


1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses paid including all underlying fund expenses were as follows:

       Year Ended February 29, 2008                     1.79%
       Period Ended February 28, 2007                  43.22%

7. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       28  |  OPPENHEIMER TRANSITION 2015 FUND

                                                                  YEAR ENDED         PERIOD ENDED
                                                                FEBRUARY 29,         FEBRUARY 28,
CLASS Y                                                                 2008               2007 1
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------

Net asset value, beginning of period                               $   10.19           $    10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                  .22                  .01
Net realized and unrealized gain (loss)                                 (.40)                 .18
                                                                   ---------------------------------
Total from investment operations                                        (.18)                 .19
----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.29)                  --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $    9.72           $    10.19
                                                                   =================================

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                     (2.02)%               1.90%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                           $     188           $        1
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                  $      74           $        1
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                   2.08%                0.48%
Total expenses 5                                                        0.75%              110.56% 6
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                         0.61%                0.55%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   24%                   0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

         Year Ended February 29, 2008         1.38%
         Period Ended February 28, 2007     111.19%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       29 |  OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Transition 2015 Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class A or Class Y shares of other Oppenheimer funds (the "Underlying Funds"). The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of each class of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P. M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day. To determine net asset values, the Underlying Fund's assets are valued primarily on the basis of current market quotations. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Underlying Fund's Board of Trustees. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

                    30  |  OPPENHEIMER TRANSITION 2015 FUND

--------------------------------------------------------------------------------
RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the year ended February 29, 2008, the Fund paid federal excise tax of $23. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                              NET UNREALIZED
                                                                                DEPRECIATION
                                                                            BASED ON COST OF
                                                                        SECURITIES AND OTHER
UNDISTRIBUTED NET              UNDISTRIBUTED     ACCUMULATED LOSS    INVESTMENTS FOR FEDERAL
INVESTMENT INCOME             LONG-TERM GAIN         CARRYFORWARD        INCOME TAX PURPOSES
----------------------------------------------------------------------------------------------
$   --                            $  154,773            $      --             $    1,194,489

                    31  |  OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for February 29, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                                                  REDUCTION TO
                                             REDUCTION TO      ACCUMULATED NET
             INCREASE TO                  ACCUMULATED NET     REALIZED GAIN ON
             PAID-IN CAPITAL              INVESTMENT LOSS       INVESTMENTS 1
             -------------------------------------------------------------------
             $   28,793                      $    156,062         $    184,855

1. $28,867, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the year ended February 29, 2008 and the period ended February 28, 2007 was as follows:

                                               YEAR ENDED         PERIOD ENDED
                                        FEBRUARY 29, 2008    FEBRUARY 28, 2007
             -------------------------------------------------------------------
             Distributions paid from:
             Ordinary income                 $    270,204            $      --

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 29, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

             Federal tax cost of securities                     $   13,898,447
                                                                ==============

             Gross unrealized appreciation                      $      118,592
                                                                --------------
             Gross unrealized depreciation                          (1,313,081)
                                                                --------------
             Net unrealized depreciation                        $   (1,194,489)
                                                                ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February

                    32  |  OPPENHEIMER TRANSITION 2015 FUND

29, 2008, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

            Projected Benefit Obligations Increased                     $ 12
            Payments Made to Retired Trustees                             18
            Accumulated Liability as of February 29, 2008                 --

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

-------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

                33  |  OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED FEBRUARY 29, 2008          PERIOD ENDED FEBRUARY 28, 2007 1,2
                                      SHARES           AMOUNT             SHARES                   AMOUNT
-----------------------------------------------------------------------------------------------------------
CLASS A
Sold                                 683,235     $  7,225,902            203,792             $  2,066,504
Dividends and/or
distributions reinvested              16,055          168,420                 --                       --
Redeemed                            (136,138)      (1,486,148)                --                       --
                                   ------------------------------------------------------------------------
Net increase                         563,152     $  5,908,174            203,792             $  2,066,504
                                   ========================================================================

-----------------------------------------------------------------------------------------------------------
CLASS B
Sold                                 127,657     $  1,332,860             13,612             $    140,843
Dividends and/or
distributions reinvested               1,877           20,067                 --                       --
Redeemed                             (12,334)        (129,541)               (69)                    (709)
                                   ------------------------------------------------------------------------
Net increase                         117,200     $  1,223,386             13,543             $    140,134
                                   ========================================================================

-----------------------------------------------------------------------------------------------------------
CLASS C
Sold                                 207,400     $  2,185,546              9,606             $     95,927
Dividends and/or
distributions reinvested               3,297           34,452                 --                       --
Redeemed                             (13,748)        (140,842)                --                       --
                                   ------------------------------------------------------------------------
Net increase                         196,949     $  2,079,156              9,606             $     95,927
                                   ========================================================================

                34  |  OPPENHEIMER TRANSITION 2015 FUND

                           YEAR ENDED FEBRUARY 29, 2008      PERIOD ENDED FEBRUARY 28, 2007 1,2
                                SHARES           AMOUNT                      SHARES      AMOUNT
-------------------------------------------------------------------------------------------------
CLASS N
Sold                           219,066   $    2,331,873                      1,807   $   18,517
Dividends and/or
distributions reinvested         3,455           36,238                         --           --
Redeemed                       (68,554)        (707,733)                        --           --
                              -------------------------------------------------------------------
Net increase                   153,967   $    1,660,378                      1,807   $   18,517
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS Y
Sold                            23,372   $      247,714                         --   $       --
Dividends and/or
distributions reinvested           403            4,236                         --           --
Redeemed                        (4,566)         (49,011)                        --           --
                              -------------------------------------------------------------------
Net increase                    19,209   $      202,939                         --   $       --
                              ===================================================================

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on August 21, 2006.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 29, 2008, were as follows:

                                    PURCHASES           SALES
        -------------------------------------------------------
        Investment securities   $  13,081,406   $   1,834,007

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds. The weighted indirect management fees collected from the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended February 29, 2008 was 0.56%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 29, 2008, the Fund paid $6,789 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

                      35 | OPPENHEIMER TRANSITION 2015 FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the Plans at December 31, 2007 for Class B, Class C and Class N shares were $19,170, $12,457 and $14,388, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                      36 | OPPENHEIMER TRANSITION 2015 FUND

                                                   CLASS A            CLASS B             CLASS C            CLASS N
                                                CONTINGENT         CONTINGENT          CONTINGENT         CONTINGENT
                               CLASS A      DEFERRED SALES     DEFERRED SALES      DEFERRED SALES     DEFERRED SALES
                       FRONT-END SALES             CHARGES            CHARGES             CHARGES            CHARGES
                      CHARGES RETAINED         RETAINED BY        RETAINED BY         RETAINED BY        RETAINED BY
YEAR ENDED              BY DISTRIBUTOR         DISTRIBUTOR        DISTRIBUTOR         DISTRIBUTOR        DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------------
February 29, 2008            $  42,013               $  --           $  1,530                $  1             $  336

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 29, 2008, the Manager reimbursed the Fund $10,372, $5,336, $4,314, $457 and $93 for the Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended February 29, 2008, the Manager waived $58 for IMMF management fees.

      The Distributor reimbursed Fund expenses in an amount equal to the distribution and service plan fees incurred through the Fund's investment in the Class A shares of Oppenheimer Quest International Value Fund, Inc. which, for the year ended February 29, 2008, was $491.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of February 29, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                      37 | OPPENHEIMER TRANSITION 2015 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER TRANSITION 2015 FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2015 Fund, including the statement of investments, as of February 29, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and Transfer Agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2015 Fund as of February 29, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
April 18, 2008

                      38 | OPPENHEIMER TRANSITION 2015 FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended February 29, 2008 which are not designated as capital gain distributions should be multiplied by 20.01% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended February 29, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $83,606 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended February 29, 2008, $352 or 0.13% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                      39 | OPPENHEIMER TRANSITION 2015 FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund and each underlying fund have adopted Portfolio Proxy Voting Policies and Procedures under which the Fund and each underlying fund votes proxies relating to securities ("portfolio proxies") held. A description of the Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund and each underlying fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      40 | OPPENHEIMER TRANSITION 2015 FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(s) HELD WITH             PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
THE FUND, LENGTH OF SERVICE, AGE        HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                             THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                                COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                        RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                        General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December
Chairman of the Board of                2007); Director of Special Value Opportunities Fund, LLC (registered investment
Trustees (since 2007) and               company) (affiliate of the Manager's parent company) (since September 2004);
Trustee (since 2006)                    Chairman (since August 2007) and Trustee (since August 1991) of the Board of
Age: 65                                 Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the
                                        Institute for Advanced Study (non-profit educational institute) (since May 1992);
                                        Member of Zurich Financial Investment Management Advisory Council (insurance)
                                        (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC
                                        (private equity investment) (January 1999-September 2004). Oversees 67 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                        Independent Chairman GSK Employee Benefit Trust (since April 2006); Director
Trustee (since 2007)                    of Correctnet (since January 2006); Trustee of Employee Trusts (since January
Age: 68                                 2006); President, Chief Executive Officer and Board Member of CRAFund
                                        Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October
                                        2003); Independent Chairman of the Board of Trustees of Quaker Investment
                                        Trust (registered investment company) (2004-2007); President of The
                                        Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer
                                        of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National
                                        Corporation, a publicly traded company) and Delaware Investments U.S., Inc.
                                        (investment management subsidiary of Lincoln National Corporation) (1993-
                                        2003); President, Chief Executive Officer and Trustee of Delaware Investment
                                        Family of Funds (1993-2003); President and Board Member of Lincoln National
                                        Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC
                                        (1993-2003); Chairman and Chief Executive Officer of Retirement Financial
                                        Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                        Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive
                                        Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative
                                        Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital
                                        Management Corporation (investment subsidiary of Equitable Life Assurance
                                        Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the
                                        Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                        (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                        (1969-1972); held the following positions at Price Waterhouse & Company
                                        (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and
                                        Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees
                                        67 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                        Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2006)                    (since 2005); Director of ICI Education Foundation (education foundation)
Age: 67                                 (October 1991-August 2006); President of the Investment Company Institute
                                        (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance
                                        Company (insurance company) (October 1991-June 2004). Oversees 57 portfolios in the OppenheimerFunds complex.

                      41 | OPPENHEIMER TRANSITION 2015 FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. GALLI,              A director or trustee of other Oppenheimer funds. Oversees 67 portfolios in the
Trustee (since 2006)          OppenheimerFunds complex.
Age: 74

PHILLIP A. GRIFFITHS,         Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential
Trustee (since 2006)          Fellow for International Affairs (since 2002) and Member (since 1979) of the
Age: 69                       National Academy of Sciences; Council on Foreign Relations (since 2002);
                              Director of GSI Lumonics Inc. (precision technology products company) (since
                              2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical
                              Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign
                              Associate of Third World Academy of Sciences; Director of the Institute for
                              Advanced Study (1991-2004); Director of Bankers Trust New York Corporation
                              (1994-1999); Provost at Duke University (1983-1991). Oversees 57 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,               Trustee of International House (not-for-profit) (since June 2007); Trustee of the
Trustee (since 2006)          American Symphony Orchestra (not-for-profit) (since October 1998); and Senior
Age: 65                       Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the
                              OppenheimerFunds complex.

JOEL W. MOTLEY,               Managing Director of Public Capital Advisors, LLC (privately held financial advisor)
Trustee (since 2006)          (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held
Age: 55                       financial advisor) (since January 2002); Director of Columbia Equity Financial Corp.
                              (privately-held financial advisor) (2002-2007); Managing Director of Carmona
                              Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December
                              2001); Member of the Finance and Budget Committee of the Council on Foreign
                              Relations, Member of the Investment Committee of the Episcopal Church of
                              America, Member of the Investment Committee and Board of Human Rights
                              Watch and Member of the Investment Committee of Historic Hudson Valley.
                              Oversees 57 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,     Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate
Trustee (since 2006)          governance consulting and executive recruiting) (since 1993); Life Trustee of
Age: 76                       International House (non-profit educational organization); Former Trustee of The
                              Historical Society of the Town of Greenwich; Former Director of Greenwich
                              Hospital Association. Oversees 57 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,             Director of C-TASC (bio-statistics services) (since 2007); Director of the following
Trustee (since 2006)          medical device companies: Medintec (since 1992) and Cathco (since 1996);
Age: 67                       Director of Lakes Environmental Association (environmental protection organization)
                              (since 1996); Member of the Investment Committee of the Associated Jewish
                              Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-
                              December 2001). Director of C-TASC (a privately-held bio-statistics company)
                              (since May 2007). Oversees 57 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2006)          company) (since 1994); Vice President of American Talc Company, Inc. (talc mining
Age: 60                       and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch
                              (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold
                              Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                              (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 57 portfolios in the OppenheimerFunds complex.

                      42 | OPPENHEIMER TRANSITION 2015 FUND

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND           THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
OFFICER                          FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                 TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                 FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                 MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                 AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director of the Manager (since June 2001);
President and Principal          President of the Manager (September 2000-February 2007); President and director
Executive Officer and            or trustee of other Oppenheimer funds; President and Director of Oppenheimer
Trustee (since 2006)             Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Age: 58                          Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
                                 Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director
                                 of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of
                                 OppenheimerFunds Legacy Program (charitable trust program established by the
                                 Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                 Asset Management Corporation, Trinity Investment Management Corporation and
                                 Tremont Capital Management, Inc. (since November 2001), HarbourView Asset
                                 Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                 President (since November 2001) and Director (since July 2001) of Oppenheimer
                                 Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual
                                 Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital
                                 Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute's Board of Governors (since October 2003).
                                 Oversees 106 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE            THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. SCHADT,
FUND                             WEBMAN, WOLFGRUBER, LEAVY, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD
                                 FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                                 VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                 COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RUDI W. SCHADT,                  Vice President, Director of Equity Analytics and Risk in Product Design and Risk
Vice President and Portfolio     Management of the Manager (since February 2002). Prior to joining the
Manager (since 2006)             Manager in February 2002, a Director and Senior Quantitative Analyst (2000-
Age: 50                          2001) at UBS Asset Management prior to which an Associate Director of
                                 Research (since June 1999) and Senior Researcher and Portfolio Manager (from
                                 June 1997) at State Street Global Advisors. An officer of 14 portfolios in the
                                 OppenheimerFunds complex.

DR. JERRY A. WEBMAN,             Chief Economist of the Manager (since 2006); Senior Vice President (since
Vice President and Portfolio     February 1996) and Senior Investment Officer and Director (since 1997) of the
Manager (since 2006)             Manager's Fixed Income Investments; Senior Vice President (since May 1999) of
Age: 58                          HarbourView Asset Management Corporation. An officer of 11 portfolios in the
                                 OppenheimerFunds complex.

KURT WOLFGRUBER,                 President (since March 2007) and Chief Investment Officer and Director (since
Vice President and Portfolio     July 2003) of the Manager; Executive Vice President of the Manager (March
Manager (since 2006)             2003-March 2007); Director of HarbourView Asset Management Corporation
Age: 57                          and of OFI Institutional Asset Management, Inc. (since June 2003) and of
                                 Tremont Capital Management, Inc. (since October 2001). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

                      43 | OPPENHEIMER TRANSITION 2015 FUND

TRUSTEES AND OFFICERS Unaudited/Continued
--------------------------------------------------------------------------------

CHRISTOPHER LEAVY,             Director of Equities of the Manager (since January 2007); Senior Vice President
Vice President and Portfolio   of the Manager (since September 2000). Portfolio manager of Morgan Stanley
Manager (since 2007)           Dean Witter Investment Management (1997-September 2000). A portfolio manager
Age: 37                        and officer of 15 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief       March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc.,
Compliance Officer             Centennial Asset Management and Shareholder Services, Inc. (since March 2004);
(since 2006)                   Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Age: 57                        Management Corporation and Shareholder Services, Inc. (since June 1983);
                               Former Vice President and Director of Internal Audit of the Manager (1997-
                               February 2004). An officer of 106 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and Principal        of the following: HarbourView Asset Management Corporation, Shareholder
Financial & Accounting         Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset
Officer (since 2006)           Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March
Age: 48                        1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                               International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                               Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy
                               Program (charitable trust program established by the Manager) (since June 2003);
                               Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                               OAC (since March 1999), Centennial Asset Management Corporation (March
                               1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                               2003). An officer of 106 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February 2007); Assistant Vice President of
Assistant Treasurer            the Manager (August 2002-February 2007); Manager/Financial Product
(since 2004)                   Accounting of the Manager (November 1998-July 2002). An officer of 106 portfolios
Age: 37                        in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer            Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                   Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003).
Age: 38                        An officer of 106 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March
Secretary                      2002) of the Manager; General Counsel and Director of the Distributor (since
(since 2006)                   December 2001); General Counsel of Centennial Asset Management Corporation
Age: 59                        (since December 2001); Senior Vice President and General Counsel of HarbourView
                               Asset Management Corporation (since December 2001); Secretary and General
                               Counsel of OAC (since November 2001); Assistant Secretary (since September
                               1997) and Director (since November 2001) of OppenheimerFunds International
                               Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                               Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                               Asset Management, Inc. (since November 2001); Senior Vice President, General
                               Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                               Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                               Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                               2001); Vice President of OppenheimerFunds Legacy Program (since June 2003);
                               Senior Vice President and General Counsel of OFI Institutional Asset Management,
                               Inc. (since November 2001); Director of OppenheimerFunds International
                               Distributor Limited (since December 2003); Senior Vice President (May 1985-
                               December 2003). An officer of 106 portfolios in the OppenheimerFunds complex.

                       44 | OPPENHEIMER TRANSITION 2015 FUND

LISA I. BLOOMBERG,      Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary     Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2006)            2000-April 2004) of UBS Financial Services, Inc. An officer of 106 portfolios in
Age: 40                 the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,   Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary     September 2004); First Vice President (2000-September 2004), Director (2000-
(since 2006)            September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 44                 Management. An officer of 106 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,       Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary     October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2006)            (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 42                 Management Corporation (since October 2003); Vice President and Assistant
                        Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of
                        OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.
                        (since December 2001); Assistant Counsel of the Manager (August 1994-October
                        2003). An officer of 106 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.

                      45 | OPPENHEIMER TRANSITION 2015 FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $17,000 in fiscal 2008 and $16,500 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and no such fees in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and no such fees in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

      No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/29/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Transition 2015 Fund

By:
      /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 04/16/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer

Date: 04/16/2008

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 04/16/2008